Exhibit 10.2
Execution Version

STOCKHOLDERS AGREEMENT JOINDER

The undersigned is executing and delivering this joinder agreement (“Joinder Agreement”) pursuant to the Stockholders Agreement, dated as of October 27, 2021, by and among Fluence Energy, Inc., a Delaware corporation (the “Corporation”), and the other parties thereto, as amended and restated, restated, amended, supplemented or otherwise modified from time to time (the “Stockholders Agreement”). Capitalized terms used, but not defined, in this Joinder Agreement shall have the meanings ascribed to them in the Stockholders Agreement.

The undersigned hereby joins and enters into this Joinder Agreement having acquired shares of Class A Common Stock as a Permitted Transferee of Siemens Industry, Inc., an original party to the Stockholders Agreement. By executing and delivering to the Corporation this Joinder Agreement, the undersigned hereby agrees to become a party to the Stockholders Agreement, to succeed to all of the rights and obligations of a “Stockholder” and an “Siemens Related Party” and to be fully bound by, and subject to, all of the covenants, terms and conditions of the Stockholders Agreement as though an original party thereto.

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the 7th day of July, 2022.

[Signature Pages Follow]

Exhibit 10.2
SIEMENS AG

By: /s/ ppa Hardi Zajewski
Name: Hardi Zajewski
Title: SVP M&A

By: /s/ ppa Christian Bleiweiss
Name: Christian Bleiweiss
Title: Chief Counsel Corporate, M&A

Agreed and Accepted as of

July 7, 2022

FLUENCE ENERGY, INC.

By: /s/ Francis A Fuselier
Name: Francis A. Fuselier
Title: SVP, General Counsel & Secretary

Exhibit 10.2

Exhibit 10.2